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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest Event reported) November 7, 2001

                           OBSIDIAN ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)


Delaware                        000-17430                   35-2154335

(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


111 Monument Circle, Suite 3680, Indianapolis IN                46204

(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (317) 237-4122

Danzer Corporation, 17500 York Road Hagerstown, MD  21740

Former Name or former address, if changed since last report
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Item 4.    Changes in Registrant's Certifying Accountant.

     (a) On November 7, 2001, the Audit Committee of the Board of Directors of Obsidian Enterprises, Inc. (the "Company") made the decision to dismiss Linton, Shafer & Company, P.A. ("Linton Shafer") as its independent auditors.

     The audit reports of Linton Shafer on the consolidated financial statements of the Company as of and for the years ended October 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's past two fiscal years and the period following October 31, 2000, there were no disagreements between the Company and Linton Shafer on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from Linton Shafer confirming the statements set forth in this Item 4(a) is attached as Exhibit 16 to this Current Report on Form 8-K.

     (b) On November 7, 2001, the Board of Directors engaged McGladrey & Pullen, LLP ("McGladrey") as the Company's new independent auditors. During the two most recent fiscal years and during the period following October 31, 2000, the Company did not consult McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to the Company nor oral advice provided that McGladrey concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event. The Company provided a copy of this Form 8-K to McGladrey before filing it with the Commission.

Item  5.  Other Events.

     On October 5, 2001, the Company's shareholders approved a proposal to change the Company's state of incorporation from New York to Delaware by merging the Company with and into a newly formed, wholly-owned Delaware subsidiary. In connection therewith, a Certificate of Ownership and Merger was filed with the Secretary of State of Delaware and a Certificate of Merger was filed with the Department of State of New York on October 10, 2001.

     On October 5, 2001, the shareholders also approved a proposal to change the name of the Company from Danzer Corporation to Obsidian Enterprises, Inc. Effective October 17, 2001, the Company's ticker symbol was changed from "DNZR" to "OBSD" and the new CUSIP number for the Company's common stock is 674483 10
2. The merger and the name change were effected in accordance with the relevant provisions of the Delaware General Corporation Law and the Business Corporation Law of the State of New York. Additionally, the address of the Company's principal executive offices is now 111 Monument Circle, Suite 3680, Indianapolis, Indiana 46204.

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Item 7.    Exhibits.

Exhibit    Description
-------    -----------

16    Letter from Linton, Shafer & Company, P.A.


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OBSIDIAN ENTERPRISES, INC.

                                        By:  /s/ Timothy S. Durham
                                        Name:  Timothy S. Durham
                                        Title: Chairman

DATE: November 13, 2001

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